UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 23, 2011 (May 19, 2011)
AMSURG CORP.
(Exact Name of Registrant as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	000-22217 (Commission File Number)	62-1493316 (I.R.S. Employer Identification No.)

20 Burton Hills Boulevard Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)
(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2011 annual meeting (the “Annual Meeting”) of shareholders of AmSurg Corp. (the “Company”) was held on May 19, 2011. At the Annual Meeting, Henry D. Herr, Christopher A. Holden, and Kevin P. Lavender were elected as Class II directors to hold office for a term of three years and until their successors are duly elected and qualified, and Ken P. McDonald was elected as a Class III director to hold office for a term of one year and until his successor is duly elected and qualified. At the Annual Meeting, the shareholders also approved a non-binding, advisory vote on the compensation of the Company’s named executive officers. At the Annual Meeting, shareholders selected, on an advisory basis, “every year” as the frequency with which the Company will have future advisory votes regarding executive compensation. In addition, at the Annual Meeting, the shareholders approved a non-binding shareholder proposal that the Company initiate the appropriate process to amend the Company’s governance documents to provide that director nominees shall be elected by a majority of votes cast at an annual meeting of shareholders. Finally, the shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
The final voting results of the director elections, the non-binding, advisory vote on executive compensation, the non-binding, advisory vote on the frequency of advisory votes on executive compensation, the shareholder proposal and ratification of the independent registered public accounting firm, which were described in more detail in the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 20, 2011, as supplemented by the Company’s additional proxy materials filed with the SEC on May 18, 2011, are set forth below.
(1)	Each director was elected as follows:

	FOR	WITHHELD	BROKER NON VOTES
Henry D. Herr	28,129,361	185,393	950,311
Christopher A. Holden	28,106,712	208,042	950,311
Kevin P. Lavender	27,274,550	1,040,204	950,311
Ken P. McDonald	28,050,980	263,774	950,311
In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.
(2)	Approval, on an advisory basis, of the Company’s executive compensation was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
17,802,537	10,485,275	26,942	950,311
(3)	The determination, on an advisory basis, the frequency in which the Company will have future advisory votes regarding executive compensation, “1 Year” was approved as follows:

3 YEARS	2 YEARS	1 YEAR	ABSTENTIONS	BROKER NON VOTES
5,857,019	114,173	22,330,241	13,321	950,311
(4)	The shareholder proposal that the Company initiate the appropriate process to amend its governance documents to provide that director nominees shall be elected by the affirmative vote of the majority votes cast at an annual meeting of shareholders was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
20,817,186	7,440,489	57,079	950,311
(5)	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
29,050,695	207,630	6,740	0
(d) A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote on the compensation of our named executive officers every year. The Board of Directors has taken into consideration the views of our shareholders and decided that it will include an advisory shareholder vote on the compensation of our named executive officers in the Company’s proxy materials annually until the next required vote on the frequency of such an advisory vote.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Duly Authorized Officer)

Date: May 23, 2011